Omnicom Group

FIRST QUARTER 2006 RESULTS

Investor Presentation

April 25, 2006

Exhibit 99.2

The following materials have been prepared for use in the April 25, 2006 conference call on Omnicom’s results of operations for the quarter ended March 31, 2006. The call will be archived on the Internet at
http://www.omnicomgroup.com/financialwebcasts.

Forward-Looking Statements
Certain of the statements in this document constitute forward-looking statements within the meaning of the Private
Securities Litigation Act of 1995. These statements relate to future events or future financial performance and involve known and unknown risks and other factors that may cause our actual or our industry’s results, levels of activity or achievement to be materially different from those expressed or implied by any forward-looking statements. These risks and uncertainties include, but are not limited to, our future financial condition and results of operations, changes in general economic conditions, competitive factors, changes in client communication requirements, the hiring and retention of human resources and our international operations, which are subject to the risks of currency fluctuations and exchange controls. In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “could,”
“would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of those terms or other comparable terminology. These statements are present expectations. Actual events or results may differ materially. We undertake no obligation to update or revise any forward-looking statement.

Other Information
All dollar amounts are in millions except for EPS. The following financial information contained in this document has not been audited, although some of it has been derived from Omnicom’s historical financial statements, including its audited financial statements. In addition, industry, operational and other non-financial data contained in this document have been derived from sources we believe to be reliable, but we have not independently verified such information, and we do not, nor does any other person, assume responsibility for the accuracy or completeness of that information.

The inclusion of information in this presentation does not mean that such information is material or that disclosure of such information is required.

2006 vs. 2005 P&L Summary

(1)  Included in operating income and net income for the quarter ended March 31, 2006 is a benefit of $3.6 million and $2.0 million, respectively, resulting from the cumulative effect of adoption of SFAS 123(R) and the requirement to provide an estimate for forfeitures on all unvested stock-based compensation awards, as of January 1, 2006.

2006(1)

2005

% Change

Revenue

2,562.9

$

2,403.0

$

6.7%

Operating Income

284.4

257.3

10.5%

% Margin

11.1%

10.7%

Net Interest Expense

15.1

12.1

Profit Before Tax

269.3

245.2

9.8%

% Margin

10.5%

10.2%

Taxes

90.9

86.1

% Tax Rate

33.8%

35.1%

Profit After Tax

178.4

159.1

12.1%

Equity in Affiliates

4.9

5.2

Minority Interest

(17.6)

(13.8)

Net Income

165.7

$

150.5

$

10.1%

First Quarter

2006 vs. 2005 Earnings Per Share

Earnings per Share:

Basic

Diluted

Weighted Average Shares (millions):

Basic

Diluted

Dividend Declared Per Share

$  0.94

  0.93

176.7

177.8

$0.250

2005

2006

First Quarter

$  0.82

  0.82

182.6

183.8

$0.225

2006 Total Revenue Growth

(a)

To calculate the FX impact, we first convert the current period’s local currency revenue using the average exchange rates from the equivalent prior period to arrive at constant currency revenue.  The FX impact equals the difference between the current period revenue in U.S. dollars and the current period revenue in constant currency.

(b)

Acquisition revenue is the aggregate of the applicable prior period revenue of the acquired businesses.  Netted against this number is the revenue of any business included in the prior period reported revenue that was disposed of subsequent to the prior period.

(c)

Organic revenue is calculated by subtracting both the acquisition revenue and the FX impact from total revenue growth.

4

$

%

Prior Period Revenue

2,403.0

$

Foreign Exchange (FX) Impact (a)

(65.3)

-2.7%

Acquisition Revenue (b)

17.3

0.7%

Organic Revenue (c)

207.9

8.7%

Current Period Revenue

2,562.9

$

6.7%

First Quarter

2006 Revenue By Discipline

(a)  “Growth” is the year-over-year growth from the prior period.

Advertising

43.1%

PR

10.1%

CRM

34.8%

Specialty

12.0%

First
Quarter

2006

5

$ Mix

% Growth (a)

Advertising

1,104.7

5.2%

####

CRM

892.1

10.0%

####

PR

259.8

1.4%

####

Specialty

306.3

7.1%

####

First
Quarter

2006

United
States

55.9%

UK

10.7%

Euro

Markets

18.9%

Other

14.5%

6

(a)  “Growth” is the year-over-year growth from the prior period.

2006 Revenue By Geography

$ Mix

$ Growth(a)

United States

1,433.0

$

120.9

$

Organic

104.0

Acquisition

16.9

International

1,129.9

$

39.0

$

Organic

103.9

Acquisition

0.4

FX

(65.3)

$ Mix

% Growth(a)

United States

1,433.0

$

9.2%

Euro Currency Markets

483.8

-4.4%

United Kingdom

273.7

3.1%

Other

372.4

16.7%

Cash Flow – GAAP Presentation (condensed)

2006

2005

Net Income

165.7

$

150.5

$

  Stock-Based Compensation Expense

15.7

26.0

  Windfall Tax Benefit on Stock Compensation

-

13.6

  Depreciation and Amortization

44.2

41.7

  Other Non-Cash Items to Reconcile to Net Income

17.5

5.0

  Other Changes in Working Capital

(136.5)

(953.8)

  Book Tax Benefit on Stock Compensation

(5.6)

-

Net Cash Provided by (Used in) Operations

101.0

(717.0)

  Capital Expenditures

(33.5)

(30.1)

  Acquisitions

(35.4)

(23.1)

  Proceeds from Sale of Businesses

-

29.3

  Other Investing Activities, net

351.8

556.7

Net Cash Provided by Investing Activities

282.9

532.8

  Dividends

(45.2)

(41.6)

  Stock Repurchases

(359.2)

(377.9)

  Proceeds from Issuance of Debt

995.2

0.2

  Other Financing Activities

10.5

29.8

  Book Tax Benefit on Stock Compensation

5.6

-

Net Cash Provided by (Used in)  Financing Activities

606.9

(389.5)

Effect of exchange rate changes on cash and cash equivalents

(3.6)

(3.8)

Net Increase (Decrease) in Cash and Cash Equivalents

987.2

$

(577.5)

$

3 Months Ended March 31,

Current Credit Picture

(a)    “Operating Income (EBIT)” and “Net Interest Expense”  calculations shown are the latest twelve month (“LTM”)  figures for the periods specified. Although our bank agreements reference EBITDA, we have used EBIT for this presentation because EBITDA is a non-GAAP measure.

8

2006

2005

Operating Income (EBIT) (a)

$

1,367

$

1,243

Net Interest Expense (a)

$

62.3

$

38.2

EBIT / Net Interest

21.9

x

32.5

x

Net Debt / EBIT

1.1

x

1.6

x

Debt:

Bank Loans (Due Less Than 1 Year)

$

22

$

12

CP Issued Under $2.1B - 5 Year Revolver Due 5/23/10

-

-

5.20% Euro Notes Due 6/24/05

-

198

Convertible Notes Due 2/7/31

847

847

Convertible Notes Due 7/31/32

892

892

Convertible Notes Due 6/15/33

600

600

10 Year Notes Due 4/15/16

995

-

Other Debt

18

21

Total Debt

$

3,374

$

2,570

Cash and Short Term Investments

1,862

605

Net Debt

$

1,512

$

1,965

LTM ended March 31,

Current Liquidity Picture

(a)

The $400 million 364 Day Credit facility includes a one-year term out at maturity at our option.

(b)

Credit facility expires May 23, 2010.

(c)

Represents uncommitted facilities in the U.S., U.K. and Canada. These amounts are excluded from our available liquidity for purposes of this presentation.

Total Amount

Of Facility

Outstanding

Available

Committed Facilities

364 Day Revolver Due 6/29/06 (a)

400

$

-

$

400

$

5 Year Revolver (b)

2,100

-

2,100

Other Committed Credit Facilities

14

14

-

Total Committed Facilities

2,514

14

2,500

Uncommitted Facilities (c)

336

8

-

(c)

Total Credit Facilities

2,850

$

22

$

2,500

$

Cash and Short Term Investments

1,862

Total Liquidity Available

4,362

$

As of March 31, 2006

Acquisitions Summary

Acquisition Related Expenditures

Note: See appendix for subsidiary acquisition profiles.

(a)  Includes acquisitions of a majority interest in new agencies resulting in their consolidation.

(b)  Includes acquisitions of additional equity interests in existing affiliate agencies resulting in majority ownership and consolidation.

(c)  Includes acquisitions of less than a majority interest in agencies in which Omnicom did not have a prior equity interest and the acquisition of additional interests in existing affiliated agencies that did not result in majority ownership.

(d)  Includes the acquisition of additional equity interests in already consolidated subsidiary agencies.

(e)  Includes additional consideration paid for acquisitions completed in prior periods.

New Subsidiary Acquisitions (a)

30

$

Affiliates to Subsidiaries (b)

-

Affiliates (c)

1

Existing Subsidiaries (d)

14

Earn-outs (e)

13

Total Acquisition Expenditures

58

$

First Quarter 2006

Potential Earn-out Obligations

The following is a calculation of future earn-out obligations as of
March 31, 2006, assuming that the underlying acquired agencies continue to perform at their current levels: (a)

(a)

The ultimate payments will vary as they are dependent on future events and changes in FX rates.

12

2006

2007

2008

2009

Thereafter

Total

120

$

136

$

92

$

49

$

45

$

442

$

Potential Obligations

(a)          The ultimate payments will vary as they are dependent on future events and changes in FX rates.

In conjunction with certain transactions Omnicom has agreed to acquire (at the sellers’ option) additional equity interests. If these rights are exercised, there would be an increase in our net income as a result of our increased ownership and the reduction of minority interest expense.  The following is a calculation of  these potential future obligations (as of March 31, 2006), assuming these underlying acquired agencies continue to perform at their current levels: (a)

Currently

Exercisable

Not Currently

Exercisable

Total

Subsidiary Agencies

114

$

105

$

219

$

Affiliated Agencies

44

6

50

Total

158

$

111

$

269

$

First Quarter Acquisitions

Unisono Fieldmarketing

Unisono Fieldmarketing (“Unisono”) is a diversified field marketing and merchandising organization specializing in building and
maintaining solid market positions across China for multinational and local clients.  Located in more than 25 cities, Unisono serves clients in the consumer goods, retail, food processing, utilities and automotive industries.

Unisono is headquartered in Beijing, China.

First Quarter Acquisitions

GPlus Europe

GPlus Europe (GPlus) is a public relations firm that provides its clients with European Union focused communication strategies.
GPlus’s approach is to position, brand and build a client’s reputation with the policy-makers, stake-holders and media within the European
Union.

The agency is located in Brussels and London.

First Quarter Acquisitions

Kaleidoscope Marketing Group

Kaleidoscope Marketing Group (KMG) provides consulting services targeted towards the youth market.  KMG channels brand specific information to schools, camps, daycare centers and other youth oriented organizations by providing product samples, educational messages, activity books, branded school supplies and various other materials.

KMG is a member of the Radiate Group of Companies and is located in South Carolina.

First Quarter Acquisitions

Singer Direct

Singer Direct is a specialist in the insert media business providing insert media buying and management services.  Singer Direct assists clients in reaching consumer touch points that can accommodate an insert advertisement, and through its insert management division develops new revenue streams and media channels for clients seeking to leverage their own customer contact points. Rounding out its full-service offering, Singer
Direct also provides internet cost-per-acquisition services.

Singer Direct is located in Scarsdale, New York and is a member of the
Omnicom Media Group.

17